UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C., 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported):  10/17/2005

News Corporation
(Exact Name of Registrant as Specified in its Charter)

Commission File Number:  001-32352

Delaware	26-0075658
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

1211 Avenue of the Americas
New York, NY 10036
(Address of Principal Executive Offices, Including Zip Code)

212-852-7000
(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17CFR240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

Items to be Included in this Report

Item 7.01.    Regulation FD Disclosure

News Corporation (the "Company") today announced that a live audio webcast of its 2005 Annual Meeting of Stockholders will be available beginning 10:00 a.m. Eastern Time on October 21, 2005 on the Internet at http://www.corporate-ir.net/ireye/ir_site.zhtml?ticker=NWS&script=1010&item_id=1146084. An archived replay of the audio webcast will be available through November 21, 2005.

A copy of the Company's press release announcing the webcast is attached as Exhibit 99.1 to this Form 8-K and incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits

Exhibit
Number
                 Description

99.1                 Press release, dated October 17, 2005, regarding webcast of 2005 Annual Meeting of Stockholders.

Signature(s)

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

News Corporation

Date: October 17, 2005.	By:	/s/ Lawrence A. Jacobs
Lawrence A. Jacobs
Senior Executive Vice President and Group General Counsel

Exhibit Index

Exhibit No.	Description
EX-99.1	Press release, dated October 17, 2005, regarding webcast of 2005 Annual Meeting of Stockholders.